UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Consent Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Consent Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

VCA Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Consent Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

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This Schedule 14A filing consists of a letter that VCA Inc. (the “Company”) sent to its vendors on January 9, 2017 in connection with the proposed acquisition of the Company by MMI Holdings, Inc., a subsidiary of Mars, Incorporated.

January 9, 2017

Dear Valued Partner,

As you are a valued and trusted partner to VCA, I wanted to reach out to you regarding exciting news about our company. Today we announced that VCA has reached an agreement to be acquired by Mars, Incorporated, one of the world’s leading pet care, confectionery and consumer goods companies. When this transaction is completed in the third quarter of 2017, VCA will be a separate and distinct business unit within one of the world’s premier family-owned companies. A copy of the press release about this announcement is available at http://investor.vcaantech.com/releases.cfm.

We fully expect this combination to provide significant benefits to the clients and pet families we serve, as well as the thousands of dedicated employees that have been (and will continue to be) the reason for VCA’s success over the past 30 years. We are also excited about the opportunities to develop even deeper relationships with our existing partners, and look forward to working together with you to bring additional innovation and value to the entire veterinary community.

We’re anticipating a seamless transition, particularly since Mars intends for VCA to continue to operate as a separate and distinct business unit with a high degree of autonomy. Your contacts at VCA will remain the same, and we will be sure to keep you informed of the process as there is more information to share.

As always, we greatly appreciate your support and look forward to continuing our relationship with you. If you have additional questions, please don’t hesitate to reach out to us.

Sincerely,

Bob Antin

Chief Executive Officer

VCA Inc.

Forward Looking Statements

This document contains forward-looking statements within the meaning of the securities laws with respect to the proposed transaction between the Company, Mars and certain subsidiaries of Mars. We have included herein statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We generally identify forward-looking statements in this document using words like “believe,” “intend,” “expect,” “estimate,” “may,” “plan,” “should,” “could,” “forecast,” “looking ahead,” “possible,” “will,” “project,” “contemplate,” “anticipate,” “predict,” “potential,” “continue,” or similar expressions. You may find some of these statements below and elsewhere in this document. These forward-looking statements are not historical facts and are inherently uncertain and outside of our control. Any or all of our forward-looking statements in this document may turn out to be incorrect. They can be affected by inaccurate assumptions we might make, or by known or unknown risks and uncertainties. Many factors mentioned in our discussion in this document will be important in determining future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company; (ii) the failure to satisfy or obtain waivers of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of the Company and the receipt of certain governmental and regulatory approvals; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts current plans and operations of the Company, including the risk of adverse reactions or changes to business relationships with customers, suppliers and other business partners of the Company; (vi) potential difficulties in the hiring or retention of employees of the Company as a result of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) potential litigation relating to the merger agreement or the proposed transaction; (ix) unexpected costs, charges or expenses resulting from the proposed transaction, (x) competitive responses to the proposed transaction; and (xi) legislative, regulatory and economic developments.

The foregoing list of factors is not exclusive. Additional risks and uncertainties that could affect the Company’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2016, and the Company’s more recent reports filed with the SEC. The Company can give no assurance that the conditions to the proposed transaction will be satisfied, or that it will close within the anticipated time period. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which statements were made. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This document is being made in respect of the proposed transaction between the Company, Mars and certain subsidiaries of Mars. In connection with the proposed transaction, the Company will file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. The Company also plans to file with the SEC other documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF

THE COMPANY ARE URGED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. When completed, a definitive proxy statement and form of proxy will be mailed to the stockholders of the Company. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of the Company’s website (http://investor.vca.com).

Participants in Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. The Company and its directors, executive officers and certain employees may be deemed to be participants in the solicitations of proxies from the Company’s stockholders with respect to the meeting of stockholders that will be held to consider the proposed transaction. Information about the persons who may, under the SEC rules, be considered to be participants in the solicitation of stockholders of the Company in connection with the proposed transaction, is set forth in the proxy statement for the Company’s 2016 Annual Meeting of Stockholders filed with the SEC on March 4, 2016. Stockholders may obtain additional information regarding the direct and indirect interests of any such persons who may, under the SEC rules, be considered to be participants in the solicitation of stockholders of the Company in connection with the proposed transaction, including the interests of the Company’s directors and executive officers in the proposed transaction, which may be different than those of the stockholders of the Company generally, by reading the proxy statement and other relevant documents regarding the proposed transaction when they become available, which the Company will file with the SEC. Copies of these documents (when they become available) may be obtained free of charge as described in the preceding paragraph.